SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 15, 2005
                                                  (February 15, 2005)

                             TrustCo Bank Corp NY
            (Exact name of registrant as specified in its charter)

                                   New York
                (State or other jurisdiction of incorporation)

         0-10592                                        14-1630287
(Commission File Number)                    (IRS Employer Identification No.)

                 5 Sarnowski Drive, Glenville, New York 12302
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 8.01  Other Events

           A press release was issued on February 15, 2005 declaring a quarterly cash dividend of $0.15 per share, payable April 1, 2005, to the shareholders of record at the close of business on March 4, 2005. Attached is the press release labeled as exhibit 99(a).


Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

           Reg S-K Exhibit No.    Description

                 99(a) One page press release dated February 15, 2005 declaring a quarterly cash dividend of $0.15 per share, payable April 1, 2005, to the shareholders of record at the close of business on March 4, 2005.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 15, 2005

                                       TrustCo Bank Corp NY
                                       (Registrant)

                                       By: /s/ Robert T. Cushing
                                           ---------------------
                                           Robert T. Cushing
                                           Executive Vice President and
                                           Chief Financial Officer


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

                                Exhibits Index


The following exhibits are filed herewith:

Reg S-K Exhibit No.  Description                              Page
------------------   ---------------------------------        ----
     99(a)           One page press release dated              5
                     February 15, 2005, declaring a
                     quarterly cash dividend of $0.15
                     per share, payable April 1, 2005,
                     to the shareholders of record at
                     the close of business on March 4,
                     2005.


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

                                                                Exhibit 99(a)


TRUSTCO
Bank Corp NY                                                     News Release
-----------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax: (518) 381-3668


Subsidiary: Trustco Bank                                        NASDAQ - TRST

Contact:    Robert M. Leonard
            Administrative Vice President
            518-381-3693


FOR IMMEDIATE RELEASE:

                        TRUSTCO DECLARES CASH DIVIDEND

Glenville, New York - February 15, 2005 - Today the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.15 per share, payable April 1, 2005, to the shareholders of record at the close of business on March 4, 2005.

TrustCo is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 75 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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